UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Time Warner Inc.

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Explanatory Note: As part of Time Warner Inc.’s regular, ongoing engagement with shareholders, Time Warner is planning to have a number of in-person meetings with shareholders. The attached Proxy Statement Summary is intended to facilitate discussions at those meetings and presents information regarding the Company’s businesses, performance, executive compensation programs, and governance practices taken from the Company’s 2014 Proxy Statement.

2014 Proxy Statement Summary May 2014

Table of Contents 2 Section Page Executive Summary 3 Company Overview 4 Executive Compensation Practices 8 Governance Practices 12

Executive Summary
Clear Operating Strategy
Sound Corporate &
Compensation Governance
Practices
Use leading scale and brands to create the best content
Lead digital transition of our industry
Expand internationally in faster-growing territories
Focus on operating and capital efficiency
Compensation Program
Closely Aligned With
Performance
Significant emphasis on variable performance-based compensation (93% of total target pay for CEO)
Mix of performance measures across varying time horizons
Challenging financial and strategic goals set at the beginning of each performance period
Informed by shareholder perspectives; following long-standing practice of ongoing shareholder engagement, held conversations with shareholders representing > 40% of common stock in late 2013
93% of votes cast by shareholders in 2013 were in favor of named executive officer compensation
Focused Business Model
Sustained Strong Financial
Performance
Global leader in media and entertainment with a focus on video content
Three ongoing operating divisions: Turner, HBO, and Warner Bros.
Time Inc. will be spun-off on June 6, 2014
Adjusted Operating Income 5-year compound annual growth rate of 9.5%; 2013 growth of 7.7% to a record $6.6B
Free Cash Flow grew 20% in 2013, to $3.5B
Adjusted EPS 5-year compound annual growth rate of 21.6%; 2013 growth of 16.4% to $3.77

Board’s leadership structure and composition provide effective independent oversight
Committee follows strong governance practices to determine executive compensation

Turner

HBO

WB

Time Inc.

TimeWarner | Turner WB HBO

Overview of Our Businesses

Owns and operates leading cable television networks and related digital properties in the U.S. and internationally, including TBS, TNT, CNN, Cartoon
Network, Adult Swim, truTV and Turner Sports
Turner accounted for 33% of the Company’s total revenues in 2013
Operates leading premium pay television services HBO and Cinemax, in the
U.S. and internationally
Home Box Office accounted for 17% of the Company’s total revenues in 2013
Global leader in entertainment with businesses that produce and distribute feature films, television programming, home entertainment, comic books, and videogames, and license characters and brands for consumer products
Warner Bros. accounted for 39% of the Company’s total revenues in 2013
One of the largest magazine publishers based on readership and print advertising revenues; also operates related websites and operations
Time Inc. accounted for 11% of the Company’s total revenues in 2013
The Company will spin off Time Inc. to its shareholders on June 6, 2014

Our Operating Strategy – 2013 Highlights
Lead digital transition of
our industry
Use leading scale and
brands to create the
best content
Expand internationally
in faster-growing
territories
Turner
o
TBS #1 ad-supported cable network in primetime among adults 18-34 and adults 18-49
o
Adult Swim #2 among adults 18-34
o
TNT aired four of the top 15 original series on ad-supported cable
Home Box Office
o
More Primetime Emmy awards than any other network for the 12th year in a row
Warner Bros.
o
#1 at the worldwide box office, with films grossing over $5 billion in 2013
o
#1 producer of primetime broadcast series with > 60 series airing for the 2013-2014 season
Continued to lead the development of new digital services and business models, such as TV
Everywhere (including HBO GO), UltraViolet, Disc-to-Digital and digital magazines
HBO GO active users grew over 30% and average monthly usage grew at a double digit rate
Increased monetization of content through platforms such as subscription video on demand
Turner launched networks in Asia and Latin America, expanding to more than 150 channels in over 200 countries
Home Box Office launched premium services in Denmark, Norway and India and purchased its partners’ interests in HBO Asia, HBO South Asia and HBO Nordic

Sustained Strong Financial Performance*
Free Cash Flow ($B) Return on Invested Capital
1-YR Growth: 7.7%
3-YR CAGR: 6.9%
Adjusted Operating Income ($B) Adjusted EPS
1-YR Growth: 16.4%
3-YR CAGR: 15.8%

* See Annex A for definitions of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.
$4.2
$4.6
$5.4
$5.9
$6.1
$6.6
2008 2009 2010
2011
2012 2013
2008
2009
2010 2011 2012 2013
$1.42
$1.82
$2.43
$2.86
$3.24
$3.77
2009 2010 2011 2012 2013
$2.9
$2.7
$2.7
$2.9
$3.5
20%
19%
19%
2011 2012 2013

Commitment to Driving Shareholder Value
Direct Returns of Capital ($B)
Total Shareholder Return

~$19.7B in returns
since 2009
$2.1
$3.0
$5.6
$4.3
$4.8
2009 2010 2011 2012 2013
Share Repurchases Dividends
48.6%
133.1%
282.3%
32.4%
56.8%
128.2%
1-YR 3-YR 5-YR
Time Warner S&P 500

Compensation Mix Focused on Components that
Drive Performance
Chairman / CEO Pay Pay for Other NEOs
93% Variable 81% Variable

7%
36%
57%
13%
19%
43%
25%
Base Salary
Target Annual Cash Bonus
Target Value of Performance Long-Term
Incentive Awards (PSUs & Stock Options)
Base Salary
Target Annual Cash Bonus
Target Value of Performance Long-Term
Incentive Awards (PSUs & Stock Options)
Target Value of Long-Term Incentive
Awards (RSUs)

Performance Measures and 2013 Results
Incentive
Component
Time
Horizon
Performance
Measure
How TWX & NEOs Performed
on the Performance Measures
2013 Outcome Linked to
Performance
Annual Cash
Bonus
1-year
Adj. Divisional Pre-Tax Income
70%
8% growth in 2013
145% financial
performance rating
(maximum – 150%)
Free Cash Flow 20% growth in 2013
Annual progress on key long-term
strategic objectives
30%
Individual performance
achievements described on
pages 45-46 of the proxy
statement
Individual performance
ratings ranged from
130% to 140%
(maximum – 150%)
PSUs with a
Performance
Period Ending
in 2013
3-year TSR relative to the S&P 500
130.7% TSR (2011-2013)
91 percentile of the S&P 500
182.2% payout for
2011-2013 PSUs
Stock Options
4-year
vesting
period
TWX common stock price
1-year increase – 45.8%
3-year increase – 116.7%
5-year increase – 235.7%
Value realized
determined by long-
term stock price
performance

1
For PSUs, (1) TSR is calculated using the average closing price for the 30 trading days ending on the first and last days of the performance period and (2) the S&P 500 percentile rank calculation excludes companies that were removed from the S&P 500 Index during the performance period due to the decline of such companies’ stock price below the minimum market capitalization standard only if their stock is no longer traded on a national exchange
Multiple performance measures that are important to investors
Varying time horizons
1
1
st

More Challenging Financial Goals for 2013
*
2013 Adjusted Divisional Pre-Tax Income and Free Cash Flow goals for annual cash bonuses were significantly more challenging than for 2012
Higher growth required to achieve the same rating across entire range of outcomes
Adjusted Divisional Pre-Tax Income Growth
Required for 150% Rating
Free Cash Flow
Required for 150% Rating

*
See Annex A for definitions of non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures.
6%
9%
2012 2013
$2,565
$3,195
2012 2013

CEO Pay
The Company entered into a new five-year employment agreement with Mr. Bewkes in 2012, effective January 1,
2013.  Terms disclosed in the proxy statement filed last year
Structure of the agreement reflects input from shareholders
Increase in target compensation consisted only of long-term performance-based incentive opportunity
No increase in base salary or target bonus
No upfront grant of equity awards, and no further grants of time-vested RSUs
Removed exercise tax gross-up
Stock ownership requirement increased to 8x base salary (up from 5x)
2013 CEO compensation reflects the terms of the agreement
Mr. Bewkes’ 2013 Compensation
Base Salary No change
Annual Cash Bonus No change in target bonus
Financial criteria:
o
Committee approved a 145% financial performance rating
Individual performance:
o
Committee approved a 140% individual performance rating
Long-Term Incentive
Awards
Target annual value of long-term incentive awards increased
Awards entirely performance-based, with 50% of target value in PSUs and 50% in stock options

Best Practices in Compensation Governance
Regular engagement with shareholders, with input reflected in compensation plan design
Emphasis on variable compensation with multiple performance metrics
Substantial share ownership and retention requirements
Limited personal benefits
Limit on annual equity dilution
No gross-ups, including for change-in-control
Clawback policy
Use of independent compensation consultant
Annual compensation-related risk review and disclosure

Sound Corporate Governance
Lead Independent Director
has robust authority, including authority over meeting agendas
Board Leadership Policy requires consideration of Board leadership at least annually, with disclosure to shareholders on factors reviewed (see 2014 report posted at www.timewarner.com/leadership)
Stephen Bollenbach has served as Lead Independent Director since May 2012
Director Qualifications:
The Board believes that the Company is best served by a board of directors consisting of individuals who have a variety of complementary skills, professional experience, and backgrounds, and who bring diverse viewpoints and perspectives to the Board
Board Independence:
All directors, other than the CEO, are independent and each Board committee consists solely of independent directors
Board Refreshment:
The Board believes it is well-served by having non-employee directors with a mix of tenures and expects that average tenure will generally not exceed 10 years
Director Accountability:
Board is elected annually (no classified board) under a majority-vote standard
Special Meeting Rights:
Shareholders have the right to request special meetings (15% threshold)
ESG Disclosure:
The Company keeps the investment community informed on activities relating to environmental, social and governance matters, including through updates on corporate social responsibility (additional details at www.timewarner.com/citizenship)

Non-GAAP Financial Measures - Definitions

Annex A
“Adjusted Operating Income (Loss)” is defined as Operating Income (Loss) excluding the impact of noncash impairments of goodwill, intangible and fixed assets; gains and losses on operating assets (other than deferred gains on sale-leasebacks); gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions, as well as contingent consideration related to such transactions, to the extent such costs are expensed; and amounts related to securities litigation and government investigations.
“Adjusted Divisional Pre-Tax Income” is defined as Adjusted Operating Income plus Income (loss) from equity method investments.
“Adjusted EPS” is defined as Diluted Income per Common Share from Continuing Operations attributable to Time Warner Inc.
common shareholders excluding noncash impairments of goodwill, intangible and fixed assets and investments; gains and losses on operating assets (other than deferred gains on sale-leasebacks), liabilities and investments; gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions, investments or dispositions, as well as contingent consideration related to such transactions, to the extent such costs are expensed; amounts related to securities litigation and government investigations; and amounts attributable to businesses classified as discontinued operations, as well as the impact of taxes and noncontrolling interests on the above items.
For periods ending on or after July 1, 2012, “Free Cash Flow” is defined as Cash Provided by Operations from Continuing
Operations plus payments related to securities litigation and government investigations (net of any insurance recoveries), external costs related to mergers, acquisitions, investments or dispositions, to the extent such costs are expensed, contingent consideration payments made in connection with acquisitions, and excess tax benefits from equity instruments, less capital expenditures, principal payments on capital leases and partnership distributions, if any.  For periods ending prior to that date, “Free Cash Flow” is defined as
Cash Provided by Operations from Continuing Operations plus payments related to securities litigation and government investigations (net of any insurance recoveries), external costs related to mergers, acquisitions, investments or dispositions, to the extent such costs are expensed, and excess tax benefits from equity instruments, less capital expenditures, principal payments on capital leases and partnership distributions, if any. A change to the definition of Free Cash Flow for periods prior to July 1, 2012 to adjust for contingent consideration payments made in connection with acquisitions would have had no impact on the reported Free
Cash Flow for such periods.

Year Ended December 31,
2013 2012 2011 2010 2009 2008
Adjusted Operating Income $ 6,599 $ 6,126 $ 5,864 $ 5,400 $ 4,618 $ 4,193
Asset impairments (140) (186) (44) (20) (85) (7,213)
Gain (loss) on operating assets, net 142 9 7 70 (33) (3)
Other
(1)
4 (31) (22) (22) (30) (21)
Operating Income $ 6,605 $ 5,918 $ 5,805 $ 5,428 $ 4,470 $ (3,044)
Non-GAAP Financial Measures - Reconciliations

Reconciliation of Adjusted Operating Income to Operating Income
(In millions; Unaudited)
(1) For 2013 and 2012, the definition of Other includes gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations. For 2011, the definition of Other includes external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations. There were no pension and other postretirement benefit plan curtailments or settlements in
2011. For 2010, 2009 and 2008, the definition of Other includes only amounts related to securities litigation and government investigations.
Reconciliation of Adjusted EPS to Diluted Income Per Common Share from Continuing Operations
(Unaudited)
Year Ended December 31,
2013 2012 2011 2010 2009 2008
Diluted income per common share from continuing operations $ 3.77 $ 3.00 $ 2.71 $ 2.27 $ 1.74 $ (4.27)
Less Impact of items affecting comparability on diluted income per common share from continuing operations — (0.24) (0.15) (0.16) (0.08) (5.69)
Adjusted diluted income per common share from continuing
operations $ 3.77 $ 3.24 $ 2.86 $ 2.43 $ 1.82 $ 1.42

Reconciliation of Cash Provided by Operations from Continuing Operations to Free Cash Flow
(In millions; Unaudited)
Year Ended December 31,
2013 2012 2011 2010 2009
Cash provided by operations from continuing operations $ 3,716 $ 3,476 $ 3,448 $ 3,314 $ 3,386
Add payments related to securities litigation and government investigations — 3 8 22 30
Add external costs related to mergers, acquisitions, investments or dispositions and contingent consideration payments 232 33 14 — 21
Add excess tax benefits from equity instruments 179 83 22 7 1
Less capital expenditures (602) (643) (772) (631) (547)
Less principal payments on capital leases (9) (11) (12) (14) (18)
Free Cash Flow $ 3,516 $ 2,941 $ 2,708 $ 2,698 $ 2,873
Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations
Reconciliation of Return on Invested Capital (ROIC)
(In millions; Unaudited)
Reconciliation of Operating Income to NOPAT
Year Ended December 31,
2013 2012 2011
Operating Income $ 6,605 $ 5,918 $ 5,805
Asset impairments 140 186 44
Loss on Operating Assets (142) (9) (7)
Other operating income items (4) 31 22
Adjusted Operating Income 6,599 6,126 5,864
Add Amortization expense 251 248 269
Adjusted Operating Income before amortization expense 6,850 6,374 6,133
Less Income taxes (1) (2,261) (2,167) (2,024)
Add equity loss, net of taxes (152) (183) (79)
Adjust for items affecting comparability relating to equity
method investments
30 94 1
NOPAT (2) $ 4,467 $ 4,118 $ 4,031

Reconciliation of Total Assets to Capital Employed
Non-GAAP Financial Measures - Reconciliations
(1) Calculated using the Company’s adjusted effective tax rate — 33% for 2013, 34% for 2012 and 33% for 2011. The Company’s adjusted effective tax rate reflects the impact of the items affecting comparability on the Company’s Income from continuing operations as set forth as set forth below.

2013
2012
2011

Actual
Adjustments
As Adjusted

Actual
Adjustments
As Adjusted
Actual
Adjustments
As Adjusted
Income from continuing
operations before
income taxes
5,303             39
      5,264
4,448        (335) 4,783
4,359        (201) 4,560
Income tax provision (1,749)            (34)     (1,715)

(1,526)         100   (1,626) (1,477)           43   (1,520)
Effective Tax rate           33%            87%         33%
       34%          30% 34%        34%          21% 33%
Year Ended December 31,
2013 2012 2011 2010
Total Assets $ 67,994 $ 68,089 $ 67,801 $ 66,732
Less:
Deferred tax assets (447) (474) (663) (581)
Total current liabilities of continuing
operations less debt due within one year (8,317) (9,050) (8,899) (8,800)
Excess cash (3) (362) (1,341) (1,976) (2,163)
Capital employed 58,868 57,224 56,263 55,188
Less Purchase Price Adjustments
(34,888) (35,060) (35,292) (35,528)
Capital employed excluding PPA $ 23,980 $ 22,164 $ 20,971 $ 19,660
Average Capital Employed
(5)
$ 58,046 $ 56,744 $ 55,726
Average Capital Employed excluding PPA (5)
$ 23,072 $ 21,568 $ 20,316
ROIC
(6)
8% 7% 7%
ROIC excluding PPA (6)
19% 19% 20%
(4)

Non-GAAP Financial Measures - Reconciliations
Year Ended December 31,
2013 2012 2011
Items Affecting Comparability
Asset impairments $ (140) $ (186) $ (44)
Gains on operating assets, net 142 9 7
Other operating income items
(a)
4 (31) (22)
Gains (losses) on investments 61 (30) (136)
Other
Amounts related to separation of Time Warner Cable Inc. 3 4 (5)
Amounts related to separation of Warner Music Group (1) (7) —
Items affecting comparability relating to equity method investments (30) (94) (1)
Total other (28) (97) (6)
Total of above items affecting comparability 39 (335) (201)
Income tax impact of above items
(b)
(34) 100 43
Impact of items affecting comparability on income attributable to Time Warner Inc.
shareholders $ 5 $ (235) $ (158)
(a)
For 2013 and 2012, the definition of Other operating income items includes gains and losses recognized in connection with pension and other postretirement benefit plan curtailments or settlements; external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations.  For 2011, the definition of Other operating income items includes external costs related to mergers, acquisitions or dispositions; and amounts related to securities litigation and government investigations.
(b)
For the year ended December 31, 2012, includes $42 million that reflects the reversal of a valuation allowance related to the usage of capital loss carryforwards in connection with the
2013 sale of the Company’s investment in a joint venture in Japan.  The sale of such investment closed in the first quarter of 2013.
(2)
Net operating profit after taxes (“NOPAT”) represents the Adjusted Operating Income before amortization expense, net of tax at the Company’s adjusted effective tax rate plus the equity income
(loss), net of taxes from investments accounted for under the equity method adjusted for the Company’s share of items affecting comparability relating to such equity method investments.
(3)
Excess cash represents the amount of cash in excess of $1.5 billion.
(4)
Purchase Price Adjustments (“PPA”) reflect the net outstanding goodwill and intangible assets recognized in connection with the merger of Time Warner Inc. (now known as Historic TW Inc.) with
America Online, Inc. (now known as Historic AOL LLC) in 2001 and the restructuring of Time Warner Entertainment Company, L.P. in 2003.
(5)
Average Capital Employed and Average Capital Employed excluding PPA are calculated using the respective amounts at December 31, 2013, 2012, 2011 and 2010 divided by two.
(6)
Return on Invested Capital (“ROIC”) is calculated as NOPAT divided by Average Capital Employed and ROIC excluding PPA is calculated as NOPAT divided by Average Capital Employed excluding
PPA.